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                                                                   Exhibit 10.40

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of March 11, 1999, by and among CNL AMERICAN PROPERTIES FUND, INC., A MARYLAND CORPORATION (THE "COMPANY"), AND ROBERT A. BOURNE, CURTIS B. MCWILLIAMS, JOHN T. WALKER, HOWARD SINGER, STEVEN D. SHACKELFORD AND CNL GROUP, INC., A FLORIDA CORPORATION, (COLLECTIVELY, THE "SHAREHOLDERS").

                                   RECITALS

     WHEREAS, pursuant to an Agreement and Plan of Merger among the Company, CFA Acquisition Corp., a Maryland corporation and wholly-owned subsidiary of the Company, CNL Fund Advisors, Inc., a Florida corporation ("CNL Advisors"), and the Shareholders of CNL Advisors, dated as of March 11, 1999 (the "Merger"), the Shareholders received 6,934,240 shares of the Company's common stock, $.01 par value (the "Common Stock"), in exchange for their outstanding shares of capital stock of CNL Advisors;

     WHEREAS, the Shareholders have been granted certain registration rights with respect to the shares of Common Stock received in connection with the Merger; and

     WHEREAS, the Company and the Shareholders desire to set forth the rights and obligations of the parties with respect to such registration rights.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1.  Certain Definitions.  As used in this Agreement, the following
                 -------------------
terms shall have the following meanings:

     "Common Stock" shall have the meaning set forth in Paragraph one of the
      ------------
Recitals.

     "Company" shall mean CNL American Properties Fund, Inc., a Maryland
      -------
corporation.

     "Demand Registration Request" shall have the meaning set forth in Section
      ---------------------------
4.1 hereof.

     "Demand Registration Rights" shall mean the rights of the Holders to have a
      --------------------------
Registration Statement filed by the Company with respect to the Registrable Securities held by the Holders in accordance with the provisions of Section 4 hereof.

     "Demanding Holders" shall have the meaning set forth in Section 4.1 hereof.
      -----------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Filing Notice" shall have the meaning set forth in Section 3.1 hereof.
      -------------

     "Holders" shall mean the Shareholders or any Permitted Transferee of a
      -------
Shareholder, and, with respect to a Permitted Transferee, only if such Shareholder has granted rights under this Agreement to such Permitted
Transferee; and "Holder" shall mean any one of them.
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     "Merger" shall have the meaning set forth in Paragraph one of the Recitals.
      ------

     "Permitted Transferee" shall have the meaning set forth in Section 2
      --------------------
hereof.

     "Piggyback Registration Rights" shall mean the rights of the Holders, in
      -----------------------------
accordance with the provisions of Section 3 hereof, to have their Registrable Securities included in any Registration Statement filed by the Company with respect to the sale of Common Stock or filed by any other shareholders of the Company.

     "Prospectus" means the prospectus included in any Registration Statement,
      ----------
as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Registrable Securities" means the aggregate number of shares of Common
      ----------------------
Stock issued by, or to be issued by, the Company to the Shareholders in connection with the Merger and shall include all shares of Common Stock received by the Holders pursuant to a stock split, stock dividend or other recapitalization of the Company. For the purposes of this Agreement, such shares of Common Stock shall cease to be Registrable Securities on the Rule 144 Eligibility Date or, if earlier, on such date on which (a) a Registration Statement covering such shares has been declared effective and such shares have been disposed of pursuant to such effective Registration Statement, or (b) all of the Registrable Securities are eligible for sale (other than pursuant to Rule 904 of the Securities Act), in the opinion of counsel to the Company, in a single or multiple transactions exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions with respect to such shares and all restrictive legends with respect to the certificates evidencing such shares are or may be removed upon the consummation of such sale.

     "Registration Period" shall mean, with respect to Demand Registration
      -------------------
Rights, the period (X) commencing 180 days from the later of (i) the date that the date the Merger is effective or (ii) the Company's shares of Common Stock are listed on a national exchange or quoted on an automated quotation system and
(Y) ending at the earlier of (i) such time as no Holder owns any Registrable Securities or (ii) the Rule 144 Eligibility Date. "Registration Period" shall
                                                    -------------------
mean, with respect to Piggyback Registration Rights, the period (X) commencing on the date the Company's shares of Common Stock are listed on a national exchange or quoted on an automated quotation system and (Y) ending at the earlier of (i) such time as no Holder owns any Registrable Securities or (ii) the Rule 144 Eligibility Date.

     "Registration Statement" means any registration statement filed by the
      ----------------------
Company under the Securities Act that covers any of the Registrable Securities, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits thereto and all material incorporated by reference in such registration statement.

     "Rule 144 Eligibility Date" means the date on which all shares of Common
      -------------------------
Stock issued by the Company to the Shareholders in the Merger and the other shares of Common Stock defined as Registrable Securities herein may be sold under Rule 144 of the Securities Act by each holder within three months of such date within the volume limitations of Rule 144(e).

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended.
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     "Selling Holder Information" shall mean information furnished in writing
      --------------------------
either by or on behalf of a Selling Holder for use in the Registration Statement or Prospectus.

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     "Selling Holders" when used with respect to a Registration Statement, shall
      ---------------
mean those Holders whose Registrable Securities are included in a Registration Statement pursuant to an exercise by such Holders of their Piggyback
Registration Rights or their Demand Registration Rights.

     "Shareholders" shall mean Robert A. Bourne, Curtis B. McWilliams, John T.
      ------------
Walker, Howard Singer, Steven D. Shackelford and CNL Group, Inc., a Florida corporation.

     "Underwriter(s)" shall mean any one or more investment banking or brokerage
      --------------
firms to or through whom the Holders or the Company, as the case may be, may offer and sell Registrable Securities pursuant to a transaction requiring the filing of a Registration Statement under the Securities Act, including one or more of such firms who shall manage such public offering through such Underwriters and that are referred to herein as "Managing Underwriter(s)."

     Section 2.  Permitted Transferees.
                 ---------------------

     Any Shareholder may transfer any of the Registrable Securities held by such Shareholder, (i) to the spouse, siblings or issue or spouses of siblings or issue of such Shareholder; (ii) to a trust or custodial account for the sole benefit of such Shareholder or the spouse, siblings or issue or spouses of siblings or issue of such Shareholder, (iii) to a partnership, limited liability company or other entity, the majority and controlling equity owners of which are such Shareholder or the spouse, siblings or issue or spouses of siblings or issue of such Shareholder or any trust referred to in clause (ii) above; (iv) to the personal representative of a Shareholder upon the death of such Shareholder for the purposes of administration of such Shareholder's estate or upon the incompetency of such Shareholder for the purposes of the protection and management of such Shareholder's assets, but such personal representative may not transfer such Registrable Securities other than as permitted under this Agreement; (v) to a charitable foundation (subject to receipt by the Shareholder of written approval from the Company, such approval not to be unreasonably withheld); (vi) to a financial institution reasonably acceptable to the Company in connection with a bona fide pledge of securities as collateral under a loan; or (vii)) to the Company (a "Permitted Transferee").

     Section 3.  Piggyback Registration Rights.

       3.1. If the Company proposes to file a registration statement under the Securities Act with respect to any proposed public offering by the Company or by any holders of any class of securities of the Company (i) prior to the Registration Period, and the Company reasonably expects such registration statement to be declared effective during the Registration Period, or (ii) during the Registration Period, the Company shall, not later than 30 days prior to the proposed date of filing of such registration statement with the SEC under the Securities Act, give written notice (a "Filing Notice") of the proposed filing to each Holder, which notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended). During the Registration Period, each Holder may elect, by written notice to the Company (which notice shall specify the aggregate number of Registrable Securities proposed to be offered and sold by such Holder pursuant to such Registration Statement, the identity of the proposed seller thereof, and a general description of the manner in which such person intends to offer and sell such Registrable Securities) given within 15 days after receipt of the Filing Notice from the Company, to have any or all of the Registrable Securities owned by such Holder included in such Registration Statement, and the Company shall include such Registrable Securities in such Registration Statement. If the Managing Underwriter(s) or Underwriters (in the case of an underwritten registration) or the Company (in the case of a nonunderwritten registration covering a primary offering by the Company) should reasonably object to the exercise of the Piggyback Registration Rights with respect to such Registration Statement, then in the discretion of the Company, either:

                    (i) the Registrable Securities of the Selling Holders shall nevertheless be included in such Registration Statement subject to the condition that the Selling Holders may not offer or sell their Registrable Securities included therein for a period of up to 90 days after the initial effective date of such Registration Statement, whereupon the Company shall be obligated to file one or more post-effective amendments to such

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             Registration Statement to permit the lawful offer and sale of such
             Registrable Securities for a reasonable period thereafter beginning at the end of such 90 day period and continuing for such period, not exceeding 120 days, as may be necessary for the Selling Holders, Underwriters and selling agents to dispose of such Registrable Securities; or

                    (ii) if the Managing Underwriter(s) (in the case of an underwritten registration) or the Company (in the case of a nonunderwritten registration covering a primary offering by the Company) should reasonably determine that the inclusion of such Registrable Securities, notwithstanding the provisions of the preceding clause (i), would materially adversely affect the offering contemplated in such Registration Statement, and based on such determination recommends inclusion in such Registration Statement of fewer or none of the Registrable Securities of the Holders, then (x) if the Managing Underwriter(s) or the Company, as applicable, recommends the inclusion of fewer Registrable Securities, the number of Registrable Securities of the Holders included in such Registration Statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) as provided in
             Section 3.6, or (y) if the Managing Underwriter(s) or the Company, as applicable, recommends the inclusion of none of such Registrable Securities, none of the Registrable Securities of the Holders shall be included in such Registration Statement

       3.2. Unless otherwise required by law, rule or regulation, if Registrable Securities owned by Holders who have made the election provided in
Section 3.1 are included in such Registration Statement, the Company shall bear and pay all fees, costs, and expenses incident to such inclusion, including, without limitation, registration fees, exchange listing fees and expenses, legal fees of Company counsel (including blue sky counsel), printing costs and costs of any special audits or accounting fees. Each Selling Holder shall pay all underwriting discounts and commissions with respect to its Registrable Securities included in the Registration Statement, as well as fees or disbursements of counsel, accountants or other advisors for the Selling Holder and all internal overhead and other expenses of the Selling Holder.

       3.3. The rights of the Holders under this Section 3 are solely piggyback in nature, and nothing in this Section 3 shall prevent the Company from reversing a decision to file a Registration Statement or from withdrawing any such Registration Statement before it has become effective.

       3.4. The Holders shall have the right, at any time during the Registration Period, to exercise their Piggyback Registration Rights pursuant to the provisions of this Section 3 on any number of occasions that the Company shall determine to file a registration statement.

       3.5. The Piggyback Registration Rights granted pursuant to this Section 3 shall not apply to (a) a registration relating solely to employee stock option, purchase or other employee plans, (b) a registration related solely to a dividend reinvestment plan or (c) a registration on Form S-4 or Form S-8 or any successor Forms thereto.

       3.6. In the event that there is a reduction in the number of Registrable Securities to be included in a registration statement to which Holders have exercised Piggyback Registration Rights, the Company shall so advise all Holders participating that the number of securities of Registrable Securities that may be included in the registration shall be reduced pro rata among such Holders (based on the number of Registrable Securities requested to be included in the registration); provided, however, that the percentage of the reduction of such
               --------  -------
Registrable Securities shall be no greater than the percentage reduction of securities of other selling securityholders other than (i) selling securityholders who have exercised demand registration rights pursuant to agreements other than this Agreement or (ii) selling securityholders who the Company is contractually obligated to register such securityholders' shares pursuant to agreements which are not registration rights agreements, as such percentage reductions shall be determined in the good faith judgment of the Company based on the advice of the managing underwriter of the offering. If Holders have exercised Piggyback Registration Rights with respect to a registration statement which is being filed as a result of the exercise of demand registration rights by other securityholders, the securityholders exercising their demand registration rights shall have the right, in the event of any reduction of securities covered by such registration statement, to have all of their registrable securities included in such registration statement before inclusion of any Registrable Securities of Holders exercising their Piggyback Registration Rights.

     Section 4.  Demand Registration Rights.
                 --------------------------

       4.1. In addition to, and not in lieu of, the Piggyback Registration Rights set forth under Section 3, at any time during the Registration Period, any Holder may deliver to the Company a written request (a "Demand Registration Request") that the Company register any or all of the Registrable Securities owned by such Demanding Holders (as hereinafter defined) (provided that the aggregate offering price of all such Registrable Securities actually included in the Demand Registration equals $5 million or more) and any other Holders that may elect to be included pursuant to Section 4.2 hereof under the Securities Act and the state securities or blue sky laws of any jurisdiction designated by such Selling Holders (subject to Section 9), subject to the provisions of this
Section 4. The requisite Holders making such demand are sometimes referred to herein as the "Demanding Holders." The Company shall, as soon as practicable following the Demand Registration Request, prepare and file a Registration Statement (on the then appropriate form or, if more than one form is available, on the appropriate form selected by the Company) with the SEC under the Securities Act, covering such number of the Registrable Securities as the Selling Holders request to be included in such Registration Statement and to take all necessary steps to have such Registrable Securities qualified for sale under state securities or blue sky laws. The Company shall use its best efforts to file such Registration Statement no later than 30 days following the Demand Registration Request. Further, the Company shall use its best efforts to have such Registration Statement declared effective by the SEC (within the meaning of the Securities Act) as soon as practicable thereafter and shall take all necessary action (including, if required, the filing of any supplements or post-effective amendments to such Registration Statement) to keep such Registration Statement effective to permit the lawful sale of such Registrable Securities included thereunder for the period set forth in Section 6 hereof, subject, however, to the further terms and conditions set forth in Sections 4.3, 4.4, 4.5, 4.6, and 4.7 hereof.

       4.2. No later than 10 days after the receipt of the Demand Registration Request, the Company shall notify all Holders who have not joined in such request of the proposed filing, and such Holders may, if they desire to sell any Registrable Securities owned by them, by notice in writing to the Company given within 15 days after receipt of such notice from the Company, elect to have all or any portion of their Registrable Securities included in the Registration Statement.

       4.3. The Holders, in the aggregate, may only exercise the Demand Registration Rights granted pursuant to this Section 4 two times. In connection with any Demand Registration Request, the Company shall only be required to file one Registration Statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to the exercise by the Demanding Holders of their Demand Registration Rights pursuant to the provisions of this Section 4.

       4.4. In the event that preparation of a Registration Statement is commenced by the Company in response to the exercise by the Demanding Holders of the Demand Registration Right, but such Registration Statement is not filed with the SEC, either at the request of the Company pursuant to Section 7 or at the request of the Demanding Holders, for any reason, the Demanding Holders shall not be deemed to have exercised a Demand Registration Right pursuant to this
Section 4, except that, if such Registration Statement is not filed after the commencement of preparation thereof at the request of the Demanding Holders, then the Selling Holders whose Registrable Securities were proposed to be included therein shall be required to bear the fees, expenses and costs incurred in connection with the preparation thereof.

       4.5. In the event that any Registration Statement filed by the Company with the SEC pursuant to the provisions of this Section 4 is withdrawn prior to the completion of the sale or other disposition of the Registrable Securities included thereunder, then the following provisions, whichever applicable, shall govern:

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

                    (i) If such withdrawal is effected at the request of the Company for any reason other than the failure of all the Selling Holders to comply with their obligations hereunder with respect to such registration, then the filing thereof by the Company shall be excluded in determining whether the Holders have exercised their Demand Registration Rights hereunder with respect to the filing of such Registration Statement.

                    (ii) If such withdrawal is effected at the request of the Selling Holders, then the filing thereof by the Company shall be deemed an exercise of a Demand Registration Right with respect to the filing of such Registration Statement.

       4.6. The Company shall bear and pay all fees, costs and expenses incident to such Registration Statement and incident to keeping it effective and in compliance with all federal and state securities laws, rules, and regulations for the period set forth in Section 6 hereof (including, without limitation, registration fees, blue sky qualification fees, exchange listing fees and expenses, legal fees of Company counsel (including blue sky counsel), printing costs, costs of any special audits and accounting fees). Each Selling Holder shall pay fees or disbursements of counsel, accountants or other advisors for the Selling Holder and any underwriting discounts and commissions with respect to its Registrable Securities and any internal, overhead and other expenses of the Selling Holders.

       4.7. Whenever a decision or election is required to be made hereunder by the Demanding Holders or the Selling Holders, such decision or election shall be made by a vote of holders of a majority of the Registrable Securities owned by such Demanding Holders or Selling Holders, as the case may be; provided,
                                                                --------
however, any decision to withdraw a Demand Notice shall  be made unanimously by
-------
the Demanding Holders.

       4.8. In the event that there is a limitation on the number of securities which may be covered by such Registration Statement as a result of the exercise by any other securityholder of his or its Piggyback Registration Rights, the Selling Holders shall have the right with respect to any such Registration Statement filed as a result of their Demand Registration Request to include their Registrable Securities prior to the inclusion of any other securityholder exercising piggyback registration rights.

       4.9. The Selling Holders shall have the right, with respect to any Registration Statement to be filed as a result of a Demand Registration Request, to determine whether such registration shall be underwritten or not and to select any such underwriter, provided such underwriter is satisfactory to the Company, which consent will not be unreasonably withheld.

     Section 5.  Information to be Furnished.  In the event any of the
                 ---------------------------
Registrable Securities are to be included in a Registration Statement under
Section 3 or 4, the Selling Holders and the Company shall furnish the following information and documents:

       5.1. The Selling Holders will furnish to the Company all information required by the Securities Act to be furnished by sellers of securities for inclusion in the Registration Statement, together with all such other information which the Selling Holders have or can reasonably obtain and which may reasonably be required by the Company in order to have such Registration Statement become effective and such Registrable Securities qualified for sale under applicable state securities laws.

       5.2. The Company, before filing a Registration Statement, amendment or supplement thereto, will furnish copies of such documents to legal counsel selected by the Selling Holders. In addition, the Company will make available for inspection by any Selling Holder or by any Underwriter, attorney or other agent of any Selling Holder or Underwriter all information reasonably requested by such persons. All nonpublicly available information provided to any Selling Holder, Underwriter or any attorney or agent of any Selling Holder or Underwriter shall be kept strictly confidential by such Selling Holder, Underwriter or attorney or agent of such Selling Holder or Underwriter so long as such information remains nonpublic.

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

       5.3. The Company will promptly notify each Selling Holder of the occurrence of any event which renders any Prospectus then being circulated among prospective purchasers misleading because such Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, and the Company will amend the Prospectus so that it does not contain any material misstatements or omissions and deliver the number of copies of such amendments to each Selling Holder as each Selling Holder may require.

     Section 6.  Registration to Be Kept Effective.  In connection with any
                 ---------------------------------
registration of Registrable Securities pursuant to this Agreement, the Company shall, at its expense, keep effective and maintain such registration and any related qualification of Registrable Securities under state securities laws for such period not exceeding 120 days as may be necessary for the Selling Holders, Underwriters and selling agents to dispose of such Registrable Securities, from time to time to amend or supplement the Prospectus used in connection therewith to the extent necessary to comply with applicable laws, and to furnish to such Selling Holders such number of copies of the Registration Statement, the Prospectus constituting a part thereof, and any amendment or supplement thereto as such Selling Holders may reasonably request in order to facilitate the disposition of the registered Registrable Securities.

     Section 7.  Conditions to Company's Obligations.  The obligations of the
                 -----------------------------------
Company to cause the Registrable Securities owned by the Holders to be registered under the Act are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall be entitled to postpone for a reasonable period of time up to three (3) months the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 4 hereof, if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Holders written notice including an explanation of such determination. If the Company shall so postpone the filing of a Registration Statement, the Selling Holders shall have the right to withdraw the Demand Registration Request by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such Demand Registration Request shall not be counted for purposes of the Demand Registration Requests to which the Holders are entitled pursuant to Section 4 hereof).

          (b) The Company shall not be required to file any Registration Statement pursuant to this Agreement in connection with a Demand Registration Request made less than 90 days after the effective date of any Registration Statement filed by the Company (other than registrations statements filed on Form S-4, Form S-8, or any successor forms thereto) if
     (i) the Managing Underwriter(s) associated with such prior Registration Statement reasonably objects to such Demand Registration Request or has otherwise precluded the Company from filing a registration statement within such 90-day period and (ii) the Selling Holders filing such Demand Registration Request were able to include in such prior Registration Statement pursuant to their Piggyback Registration Rights at least one-third of the amount of the Registrable Securities that they had notified the Company they desired to have been included in such prior Registration Statement.

          (c) The Company may require, as a condition to fulfilling its obligations to register the Registrable Securities under Sections 3 or 4 hereof, that the Selling Holders execute reasonable and customary indemnification agreements for the benefit of the Underwriters of the registration; provided, however, a Selling Holder shall not be required to indemnify the Underwriters except with respect to Selling Holder information and then only to the extent of the proceeds received by such Selling Holder pursuant to such Registration Statement.

          (d) The Company shall not be required to fulfill any registration obligations under this Agreement, if the Company provides the Holders with an opinion of counsel reasonably acceptable to such Holders stating that the Holders are free to sell in the manner proposed by them the Registrable Securities that they desired to register without registering such Registrable

     Securities or such Registrable Securities can be sold under Rule 144 of the Securities Act, or otherwise without registration in the open market in compliance with the Securities Act, without regard to volume restrictions.

          (e) The Company shall not be obligated to file any Registration Statement pursuant to this Agreement in connection with a Demand Registration Request at any time if the Company would be required to include financial statements audited as of any date other than the end of its fiscal year, unless the Selling Holder(s) agree to pay the cost of any such additional audit.

     Section 8.   Exchange Listing.  In the event any Registrable Securities are
                  ----------------
included in a Registration Statement under Section 3 or 4 hereof, the Company will exercise reasonable efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or any other exchange(s) or automated quotation system on which the Common Stock is then listed.

     Section 9.   Registration Under State Securities Laws.  The Company shall
                  ----------------------------------------
use its best efforts to register or qualify any Registrable Securities included in a Registration Statement pursuant to Section 3 or 4 hereof under state "blue sky" or similar securities laws in such jurisdictions as the Selling Holders reasonably request and to take such other action as may be reasonably necessary to enable the Selling Holders to sell their shares of Registrable Securities in the jurisdictions where such registration or qualification was made, provided that the Company will not be required to qualify to do business in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction in which it has not executed such a consent.

     Section 10.  Indemnification.
                  ---------------

       10.1. The Company will indemnify and hold each Selling Holder, its partners, officers, directors and agents (including sales agents and Underwriters) and each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Selling Holder or any of the foregoing, harmless to the maximum extent permitted by law, from and against any loss, claim, liability, damage or expense (including attorneys' fees) resulting from a claim that any Registration Statement, Prospectus or amendment thereof or supplement thereto, which includes Registrable Securities to be sold by such Selling Holder, contains a material misstatement or omission, unless such claim is based upon Selling Holder Information or resulting from the Selling Holder's failure to deliver a current Prospectus as required under the Securities Act; and each such Selling Holder will indemnify and hold harmless the Company, its directors, officers and agents and each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Company against any loss, claim, liability, damage or expense (including attorneys' fees) resulting from any such claim relating to Selling Holder Information.

       10.2. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this
Section 10 or otherwise to the extent such omission did not materially prejudice the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action
                   --------  -------
include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there exists a conflict of interest between the indemnifying party and any indemnified party or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to, and inconsistent or in conflict with, those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No settlement of an action against any party under this Section 10 shall bind the other party unless such other party agrees in writing to the terms of such settlement (which agreement will not be unreasonably withheld).

       10.3. The obligation of the indemnifying party to indemnify the indemnified party under this Section 10 shall, in each case, be in addition to any liability which the indemnifying party may otherwise have hereunder or otherwise at law or in equity.

       10.4. If the indemnification provided for in this Section 10 from the indemnifying party is applicable in accordance with its terms but for any reasons is held to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative faults of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10.1 and 10.2 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10.4 were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

       10.5 Notwithstanding any provision hereof to the contrary, no Selling Holder shall be required to indemnify the Company or be liable for contribution in an amount greater than the actual proceeds received by such Selling Holder pursuant to a Registration Statement.

     Section 11.  Rule 144.  The Company covenants that it shall file any
                  --------
reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation adopted by the SEC. The Company shall, upon the request of any holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 12.  Miscellaneous.
                  -------------

       12.1.  Amendments and Waivers.  Subject to Section 12.2, this Agreement
              ----------------------
may be modified or amended only by a writing signed by the Company and each of the Shareholders. No modification or amendment to this Agreement shall require the consent of any Permitted Transferee.

       12.2.  Third Party Beneficiaries.  Any Permitted Transferee shall be a
              -------------------------
third party beneficiary or intended beneficiary to the agreement made hereunder by a Shareholder so long as such Shareholder has granted rights under this Agreement to Permitted Transferee, and any such third party beneficiary shall have the right to enforce such Agreement directly to the extent it deems such enforcement necessary or advisable. No person other than a Permitted Transferee shall be a third party beneficiary to the agreements made hereunder.

       12.3.  No Waiver.  No failure to exercise and no delay in exercising, on
              ---------
the Company's or the Holders' part, of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

       12.4.  Survival of Agreements.  All agreements, representations and
              ----------------------
warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

       12.5.  Limitation of Registration Rights.  Nothing contained in this
              ---------------------------------
Agreement shall create any obligation on behalf of the Company to register under the Securities Act any securities which are not Registrable Securities.

       12.6.  Binding Effect and Benefits.  This Agreement shall be binding upon
              ---------------------------
and shall inure to the benefit of the Company and the Holders and their respective successors and assigns. Without limiting the generality of the foregoing, each Holder's registration rights granted hereunder shall be transferable to and exercised by any Permitted Transferee of Registrable Securities.

       12.7.  Entire Agreement.  This Agreement constitutes the full and entire
              ----------------
understanding and agreement between the parties with regard to the subjects hereof.

       12.8.  Separability of Provisions.  In case any provision of this
              --------------------------
Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       12.9.  Notices.  All notices, requests, consents and other communications
              -------
hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U.S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addresses set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.


               If to the Company:  CNL American Properties Fund, Inc.
                                   400 East South Street
                                   Suite 500
                                   Orlando, Florida  32801
                                   Attn.:  Curtis B. McWilliams

               If to the Holders:  To the respective addresses set
                                   forth in the records of the Company

Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

       12.10.  Construction.  This Agreement shall be governed by and construed
               ------------
in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

       12.11.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed be an original, but all of which together shall constitute a single original instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               COMPANY:
                               CNL AMERICAN PROPERTIES FUND, INC.

                               By:
                                  -----------------------------------------

                               Its:
                                  -----------------------------------------

                               SHAREHOLDERS:

                                  -----------------------------------------
                                  Robert A. Bourne

                                  -----------------------------------------
                                  Curtis B. McWilliams

                                  -----------------------------------------
                                  John T. Walker

                                  -----------------------------------------
                                  Howard Singer

                                  -----------------------------------------
                                  Steven D. Shackelford


                                  CNL GROUP, INC.

                                  By:
                                     --------------------------------------

                                  Its:
                                      -------------------------------------